UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 2, 2020

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2020, at the recommendation of management, the board of directors (the “Board”) of Aehr Test Systems (the “Company”) approved a temporary reduction to the base salary of its Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers (“NEOs”) disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 26, 2019 (the “Proxy Statement”) by thirty percent (30%), such changes to be effective September 7, 2020.  All other forms of compensation paid to NEOs are unchanged from the rates disclosed in the Proxy Statement.

Item 7.01.  Regulation FD Disclosure.

On September 8, 2020, the Company communicated to its employees that due to the downturn in business resulting from the widespread COVID-19 pandemic, the Company will expand its cost reduction initiatives previously implemented.  These temporary cost reduction measures, implemented in the fourth quarter of fiscal 2020, included mandatory vacation and shutdown days.  The expanded cost reduction initiatives include the reduction in Named Executive Officer salaries, noted above, an increase in mandatory shutdown days, and the furlough of employees.  These cost reduction measures are expected to result in savings of over $500,000 per quarter.

As of the date of this report, we cannot predict with certainty the potential effects the COVID-19 pandemic may continue to have on our business and our operating results.  While the overall environment remains uncertain, we continue to aggressively invest in priority areas with the objective of driving profitable growth over the long term.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: September 9, 2020	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer